UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   August 21, 2023
(Date of earliest event reported)

BIO-RAD LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-7928

Delaware	94-1381833
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1000 Alfred Nobel Dr.
Hercules, California 94547
(Address of principal executive offices, including zip code)

(510)724-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.0001 per share	BIO	New York Stock Exchange
Class B Common Stock, Par Value $0.0001 per share	BIOb	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 21, 2023, Ajit Ramalingam, the Senior Vice-President, Chief Accounting Officer of Bio-Rad Laboratories, Inc. (the “Company”) and the Company’s principal accounting officer, notified the Company of his plans to resign from the Company, effective at the close of business on September 18, 2023. The Company has initiated a search to fill this position.

Upon effectiveness of Mr. Ramalingam’s resignation and until a permanent successor is appointed by the Company, Tania DeVilliers will act as the Company’s interim principal accounting officer, in addition to her current position as Senior Director, Corporate Controller. Ms. DeVilliers has been a certified public accountant since 2008 and a Chartered Accountant since 1996, and she has over twenty-five years of experience in accounting and financial management roles. Ms. DeVilliers, age 50, joined the Company as Senior Director, Corporate Controller in June 2021. She worked at PricewaterhouseCoopers, a leading global professional services organization specializing in advisory, tax and assurance services, from December 1998 until she joined the Company in June 2021, in positions of increasing responsibility, most recently holding the title of Audit Director starting in 2015.

After the end of Ms. DeVilliers’ tenure as interim principal accounting officer, the Company and Ms. DeVilliers will come to agreement on a compensatory arrangement for the period during which Ms. DeVillers acted as interim principal accounting officer. There are no arrangements or understandings between Ms. DeVilliers and any person other than the Company pursuant to which she was appointed as interim principal accounting officer of the Company. There is no family relationship between Ms. DeVilliers and any director or executive officer of the Company or any person nominated or chosen to become a director or executive officer of the Company. Ms. DeVilliers has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-RAD LABORATORIES, INC.

Date:	August 25, 2023	By:	/s/ Timothy S. Ernst
Timothy S. Ernst
Executive Vice President, General Counsel and Secretary